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                                                                   EXHIBIT 10

                       FOURTH AMENDMENT TO NOTE AGREEMENT


         Reference is hereby made to that Note Agreement dated as of May 31, 1991 (the 'Original Agreement'), as amended by that First Amendment to Note Agreement dated as of February 28, 1992 (the 'First Amendment'), that Second Amendment to Note Agreement dated as of March 25, 1992 (the 'Second Amendment) and that Third Amendment to Note Agreement dated as of December 1, 1992 (the 'Third Agreement') (as amended by the First Amendment, the Second Amendment and the Third Amendment, the 'Agreement'), between Lazare Kaplan International Inc. (the 'Company'), Allstate Life Insurance Company, Monumental Life Insurance Company, and PFL Life Insurance Company (collectively, the 'Purchasers'). This Fourth Amendment to Note Agreement is hereinafter referred to as the 'Fourth Amendment'.

         WHEREAS, the Company has advised the Purchasers that it has not complied with the covenant set forth in Section 7.4 of the Agreement as of the fiscal quarters ending February 28, 1995 and May 31, 1995 and that it anticipates that it will not comply with such covenant until the fiscal quarter ending August 31, 1996; and

         WHEREAS, the Company has requested that the Purchasers agree to certain amendments with respect to Section 7.4 of the Agreement; and

         WHEREAS, the Purchasers have requested certain additional amendments to the Agreement as consideration for the aforesaid amendments.

         It is therefore agreed that:

         1.       Definitions.

         All defined terms used herein shall have the meanings assigned to such terms in the Agreement.

         2.       Amendments.

         The following amendments are effective from February 28, 1995 through and including May 31, 1996. The Purchasers and the Company hereby amend the Agreement as follows:

         (a) Section 1.1 of the Agreement is amended by deleting such paragraph in its entirety and inserting in lieu thereof the following:

         'Section 1.1 Description of Notes.

                           (a) The Company has authorized the issuance and sale of $30,000,000 aggregate principal amount of its Senior Notes (the 'Notes'), to be dated the date of issuance, to bear interest from such date at the rate of 9.97% per annum prior





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                   to  maturity  (the  'Original  Interest    Rate'),    payable
                   semi-annually on the fifteenth day of May and November of each year, commencing November 15, 1991, and at maturity, to bear interest on overdue principal (including any overdue required or optional prepayment), premium, if any, and (to the extent legally enforceable) on any overdue installment of interest at the rate of 10.97% per annum (the 'Original Overdue Rate'), to be expressed to mature on May 15, 2001 and to be substantially in the form attached as Exhibit A. The term 'Notes' as used herein shall include each Note delivered pursuant to this Note Agreement (the 'Agreement') and each note delivered in substitution or exchange thereof and, where applicable, shall include the singular numbers as well as the plural. Any reference to you in this Agreement shall in all instances be deemed to include any nominee of yours or any separate account or other person on whose behalf you are purchasing Notes. You are sometime referred to herein as the 'Purchaser' and, together with the other Purchasers, as the 'Purchasers'.

                            (b) Notwithstanding the foregoing paragraph (a), the
                   Company agrees that the Notes shall, commencing March 1, 1995 through and including May 31, 1996, bear interest from and to and including such dates at the rate of 10.97% per annum prior to maturity (the 'Increased Interest Rate'), payable semi-annually on the fifteenth day of May and November of each year, and shall bear interest on overdue principal
                   (including any overdue required or optional prepayment), premium, if any, and (to the extent legally enforceable) on any overdue installment of interest at the rate of 11.97% per annum.'

         (b) Section 7.4 of the Original  Agreement is amended by deleting  such
Section in its entirety and inserting in lieu thereof the following:

                            'Section 7.4  Consolidated  Fixed Charge Ratio.  (a)
                   For the fiscal quarter ending February 28, 1995, and for the fiscal quarter ending May 31, 1995, the Company shall not be required to meet the requirements of Section 7.4 of the Original Agreement.
                            (b) The Company will not permit the ratio of Consolidated Income Available for Fixed Charges to Consolidated Fixed Charges to be less than: (A) 1.25 to 1.0 for the three month period ending August 31, 1995, (B) 1.30 to 1.0 for the six month period ending November 30, 1995; (C)
                   1.30 to 1.0 for the nine month period ending February 29, 1996 and (D) 1.30 to 1.0 for the twelve month period ending May 31, 1996.'
         3.       Representations and Warranties.

          In order to induce the Purchasers to enter into this Fourth Amendment to Note Agreement,



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the Company confirms that,  except as disclosed in the  Form 10-Q of the Company for the quarter ended February 28, 1995, the press release of the Company summarizing financial results for the Company's fiscal year ended May 31, 1995 and correspondence from the Company dated May 26, 1995 and June 5, 1995, including certain financial projections, each of the representations and warranties set forth in the Original Agreement is true and correct as of the date hereof and that no Event of Default (which has not been cured pursuant to amendments made hereunder) has occurred and is continuing.

         4.       Interest Payment.

         The Company agrees to pay by wire transfer on September 5, 1995 interest equal to the difference between the Increased Interest Rate and the Original Interest Rate accrued from and including March 1, 1995 (but not including) May 15, 1995.

         5.       Anticipated Amendment.

         In connection with a fifth amendment to this Agreement which the parties hereto will use good faith efforts to execute by October 31, 1995 (the 'Fifth Amendment'):

                  (a) The Purchasers agree that (i) if the Company has, since the date hereof, been in compliance with all the covenants, terms and conditions of the Agreement, as amended hereby and (ii) if no material adverse change has occurred since the date hereof in the condition, financial or otherwise, of the Company and its Subsidiaries, then the interest rate payable on the Notes shall not, for the period commencing March 1, 1995 and ending June 1, 1996, as a result of the Fifth Amendment, be in excess of 10.97% per annum and no fees (other than fees and expenses of counsel to the Purchasers) will be required by the Purchasers in connection with the Fifth Amendment; and

                   (b) the Company agrees to issue a replacement note to reflect interest rate changes resulting from the Fourth and Fifth Amendments.

         6.       Counterparts.

         This Fourth Amendment to Note Agreement may be executed by the parties hereto individually, or in any combination of the parties hereto in several counterparts, all of which taken together shall constitute one and the same Fourth Amendment to Note Agreement.

         7.       Ratification and Acknowledgement.

          All of the representations, warranties, provisions, covenants, terms and conditions of the Agreement shall remain unaltered and in full force and effect and, as amended hereby, the Agreement is in all respects agreed to, ratified and confirmed by the Company. The Company



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acknowledges  and  agrees  that  the  amendments  granted  herein shall  not  be construed as establishing a course of conduct on the part of the Purchasers upon which the Company may rely at any time in the future.

         8.       Reference to and Effect on the Agreement.

         Upon the effectiveness of this Fourth Amendment to Note Agreement, each reference in the Agreement and in other documents describing or referencing this Agreement to 'this Agreement', 'hereunder', 'hereof', 'herein', or words of like import referring to the Agreement, shall mean and be a reference to the Agreement, as amended hereby.

         Dated as of this 25th day of August, 1995.

                                       LAZARE KAPLAN INTERNATIONAL INC.

                                       By:/s/ Sheldon L. Ginsberg
                                          ---------------------------
                                       Its:


                                       ALLSTATE LIFE INSURANCE COMPANY

                                       By:/s/ Patricia Wilson
                                          ---------------------------
                                       Its: Authorized Signatory


                                       By:/s/ Richard L. Conway
                                          ---------------------------
                                       Its: Authorized Signatory


                                       MONUMENTAL LIFE INSURANCE COMPANY
                                       By:/s/ Frederick A. Sabetta
                                          ---------------------------
                                       Its: Frederick A. Sabetta
                                       Vice President


                                       PFL LIFE INSURANCE COMPANY

                                       By:/s/  Frederick A. Sabetta
                                          ---------------------------
                                       Its:  Frederick A. Sabetta
                                       Vice President


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